QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 3, 2005

CoBiz Inc.
(Exact name of registrant as specified in its charter)

Commission file number 000-24445

Colorado	84-0826324
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

821 17th Street Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

(303) 293-2265
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

        On February 3, 2005, CoBiz Inc. issued a press release announcing that Mary Beth Vitale has been elected to the company's board of directors.

Item 9.01. Financial Statements and Exhibits

  (a)
  Not applicable

  (b)
  Not applicable

  (c)
  Exhibits

  99.1
  Press Release issued on February 3, 2005 announcing the election of Mary Beth Vitale to the Board of Directors of CoBiz Inc.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CoBiz Inc. (Registrant)
/s/ LYNE B. ANDRICH Lyne B. Andrich Executive Vice President and Chief Financial Officer
Date: February 3, 2005

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release issued on February 3, 2005 announcing the election of Mary Beth Vitale to the Board of Directors of CoBiz Inc.

QuickLinks

  Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
  Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX